EXHIBIT 4.6

                                                   Form of Settlement Contract


                                  CONFIRMATION

From:    MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Up Holding Trust

To:      MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Down Holding Trust

Date:    September    , 2006

Re:      Settlement Contracts


Ladies and Gentlemen:

         This communication (this "Master Confirmation") is intended to supplement the terms and conditions of the futures transactions entered into between us from time to time as set forth below (each a "Settlement Contract"). Each Settlement Contract shall be a "Transaction" under the Agreement described below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Master Confirmation. Any capitalized terms used but not defined herein, in any Supplemental Confirmation (as described below) or in the Definitions shall have the meanings set forth in the Claymore MACROshares Oil Up Holding Trust Agreement (the "Up-MACRO Holding Trust Agreement") or the Claymore MACROshares Oil Down Holding Agreement (the "Down-MACRO Holding Trust Agreement"), each dated as of August , 2006, among Macro Securities Depositor, LLC, Investors Bank & Trust Company, as Trustee, and Claymore Securities, Inc., as Administrative Agent and Marketing Agent.

         This Master Confirmation, taken alone, is neither a commitment by either party to enter into any Transaction nor evidence of a Transaction. The terms of any particular Transaction shall be set forth in a Supplemental Confirmation in the form of Schedule A hereto and which references this Master Confirmation, in which event the terms and provisions of this Master Confirmation shall be deemed to be incorporated into and made a part of each such Supplemental Confirmation. This Master Confirmation and each Supplemental Confirmation together shall constitute a "Confirmation" as referred to in the Agreement. Any such Confirmation shall supplement, form a part of, and be subject to, the ISDA Master Agreement (Multicurrency-Cross Border) dated as of September , 2006, as amended and supplemented from time to time (the "Agreement"), between the Claymore MACROshares Oil Up Holding Trust (the "Up-MACRO Holding Trust") and the Claymore MACROshares Oil Down Holding Trust (the "Down-MACRO Holding Trust"). All provisions contained in the Agreement shall govern this Master Confirmation and the related Supplemental Confirmation relating to a Settlement Contract except as expressly modified below or in the related Supplemental Confirmation. With respect to any relevant Settlement Contract, the Agreement, this Master Confirmation and the related Supplemental Confirmation shall represent the entire agreement and understanding of the parties with respect to the subject matter and terms of such Settlement Contract and shall supersede all prior or contemporaneous written or oral communications with respect thereto.

         If, in relation to any Settlement Contract to which this Master Confirmation and a related Supplemental Confirmation relate, there is any inconsistency between the Agreement, this Master Confirmation, such Supplemental Confirmation and the Definitions that are incorporated into this Master Confirmation, the following will prevail for purposes of such Settlement Contract in the order of precedence indicated: (i) such Supplemental Confirmation; (ii) this Master Confirmation; (iii) the Definitions and (iv) the Agreement.

2. General Terms:

Trade Date:                                For each Settlement Contract, as set
                                           forth in the related Supplemental
                                           Confirmation.

Settlement Payment Date:                   For each Settlement Contract, the
                                           earlier of ____ __, 2026, which is
                                           the Final Scheduled Termination Date,
                                           (ii) an Early Termination Date (as
                                           used herein having the meaning set
                                           forth in the Up-MACRO Holding Trust
                                           Agreement and the Down-MACRO Holding
                                           Trust Agreement) and (iii) a
                                           Redemption Date. A Settlement Payment
                                           Date shall occur upon the redemption
                                           of Up-MACRO Holding Shares and
                                           Down-MACRO Holding Shares for the
                                           same number of individual Settlement
                                           Contracts as (i) in the case of an
                                           Early Termination Date or the Final
                                           Scheduled Termination Date, the
                                           number of all outstanding MACRO Units
                                           representing all Up-MACRO and
                                           Down-MACRO Holding Shares that are
                                           outstanding and (ii) in the case of a
                                           Paired Optional Redemption, the
                                           number of MACRO Units representing
                                           the Up-MACRO and Down-MACRO Holding
                                           Shares being redeemed. For the
                                           avoidance of doubt, each Settlement
                                           Contract shall have only one
                                           Settlement Payment Date, and
                                           following such Settlement Payment
                                           Date neither party shall have any
                                           obligations other than with respect
                                           to the Up-MACRO Settlement Payment or
                                           Down-MACRO Settlement Payment owed by
                                           it.

Settlement Payment Payer:                  If the Ending Level (i) as of the
                                           last Price Determination Day
                                           preceding the Settlement Payment
                                           Date, in the case of the Final
                                           Scheduled Termination Date or an
                                           Early Termination Date and (ii) on
                                           such Settlement Payment Date, in the
                                           case of a Redemption Date for a
                                           Paired Optional Redemption (the dates
                                           specified in (i) and (ii) above, each
                                           a "Relevant Measurement Date" for a
                                           Settlement Contract) is above the
                                           Starting Level, the Down-MACRO
                                           Holding Trust will pay the Down-MACRO
                                           Settlement Payment to the Up-MACRO
                                           Holding Trust on such Settlement
                                           Payment Date. If the Ending Level as
                                           of the Relevant Measurement Date (as
                                           described in the preceding sentence)
                                           is below the Starting Level, the
                                           Up-MACRO Holding Trust will pay the
                                           Up-MACRO Settlement Payment to the
                                           Down-MACRO Holding Trust on such
                                           Settlement Payment Date.

                                           If the Settlement Payment Date for
                                           any Settlement Contract is not a
                                           Distribution Date, the Down-MACRO
                                           Holding Trust or the Up-MACRO Holding
                                           Trust, as applicable, may deliver
                                           Treasuries or a combination of cash
                                           and Treasuries, in each case with a
                                           Value


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                                           equal to any Down-MACRO Settlement
                                           Payment or Up-MACRO Settlement
                                           Payment, as applicable, owed on such
                                           date.

Up-MACRO
Settlement Payment:                        With respect to any Settlement
                                           Payment Date, for each Settlement
                                           Contract settled on that date, an
                                           amount equal to: (a) if the Up-MACRO
                                           Underlying Value on the Relevant
                                           Measurement Date is greater than or
                                           equal to the Up-MACRO Asset Amount on
                                           such date, zero; and (b) if the
                                           Up-MACRO Underlying Value on the
                                           Relevant Measurement Date is less
                                           than the Up-MACRO Asset Amount on
                                           such date, an amount equal to (i) the
                                           excess of such Up-MACRO Asset Amount
                                           over such Up-MACRO Underlying Value
                                           divided by (ii) the number of
                                           outstanding Settlement Contracts
                                           immediately prior to such Settlement
                                           Payment Date.

Down-MACRO
Settlement Payment:                        With respect to any Settlement
                                           Payment Date, for each Settlement
                                           Contract settled on that date, an
                                           amount equal to: (a) if the
                                           Down-MACRO Underlying Value on the
                                           Relevant Measurement Date is greater
                                           than or equal to the Down-MACRO Asset
                                           Amount on such date, zero; and (b) if
                                           the Down-MACRO Underlying Value on
                                           the Relevant Measurement Date is less
                                           than the Down-MACRO Asset Amount on
                                           such date, an amount equal to (i) the
                                           excess of such Down-MACRO Asset
                                           Amount over such Down-MACRO
                                           Underlying Value divided by (ii) the
                                           number of outstanding Settlement
                                           Contracts immediately prior to such
                                           Settlement Payment Date.

Starting Level:                            USD ______.

Ending Level:                              With respect to any Price
                                           Determination Day, the Applicable
                                           Reference Price of Crude Oil on such
                                           Price Determination Day.

Applicable Reference
Price of Crude Oil:                        Has the meaning set forth in the
                                           Up-MACRO Holding Trust Agreement and
                                           the Down-MACRO Holding Trust
                                           Agreement.

Price Determination Day:                   Has the meaning set forth in the
                                           Up-MACRO Holding Trust Agreement and
                                           the Down-MACRO Holding Trust
                                           Agreement.

Calculation Agent:                         The Administrative Agent

3. Account Details:
   ---------------

Account(s) for payments to Up-MACRO Holding Trust:

Account(s) for payments to Down-MACRO Holding Trust:


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         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                       Yours sincerely,

                                       CLAYMORE MACROSHARES OIL UP HOLDING TRUST

                                       By:  Investors Bank & Trust Company,
                                              not in its individual capacity but
                                              solely as Up-MACRO Holding Trustee



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Confirmed as of the date
first above written:

CLAYMORE MACROSHARES OIL DOWN HOLDING TRUST

By:   Investors Bank & Trust Company,
         not in its individual capacity but
         solely as Down-MACRO Holding Trustee



By: ________________________________________
     Name:
     Title:


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                                   Schedule A
                                   ----------

                                             Form of Supplemental Confirmation
                                             ---------------------------------

From:    MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Up Holding Trust

To:      MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Down Holding Trust

Date:

Re:      Settlement Contracts
_______________________________________________________________________________

Ladies and Gentlemen:

         The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Settlement Contracts entered into between us on the Trade Date set forth below. This Supplemental Confirmation is a binding contract between us as of the relevant Trade Date for the Settlement Contracts referenced below.

         The definitions and provisions contained in the Master Confirmation specified below are incorporated into this Supplemental Confirmation. In the event of any inconsistency between those definitions and provisions and this Supplemental Confirmation, this Supplemental Confirmation will govern.

         This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September __, 2006 (the "Master Confirmation") between us, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below, including, without limitation, all representations and covenants, which are deemed to be repeated by each party hereto on the date hereof.


General Terms:

Trade Date:                                _________ __, 20__

Number of corresponding
MACRO Units:                               __________

Number of
Settlement Contracts:                      __________




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         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                     Yours sincerely,

                                     CLAYMORE MACROSHARES OIL UP HOLDING TRUST

                                     By:  Investors Bank & Trust Company,
                                              not in its individual capacity but
                                              solely as Up-MACRO Holding Trustee



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Confirmed as of the date
first above written:

CLAYMORE MACROSHARES OIL DOWN HOLDING TRUST

By:   Investors Bank & Trust Company,
         not in its individual capacity but
         solely as Down-MACRO Holding Trustee



By: ____________________________________
     Name:
     Title:




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